Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Third Quarter 2026 Results

NASHVILLE, Tenn. (November 2, 2026) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging real estate investment trust (“REIT”) specializing in group-oriented, upscale convention center resorts and entertainment experiences, today reported financial results for the three and nine months ended September 30, 2026.

Third Quarter 2026 Highlights and Recent Developments:

●	The Company reported record third quarter consolidated revenue of $655.8 million, driven by record third quarter same-store Hospitality(1) segment revenue of $501.8 million and record third quarter Entertainment segment revenue of $93.0 million.
●	The Company generated consolidated net income of $39.7 million and consolidated Adjusted EBITDAre of $191.8 million.
●	During the quarter, the Company booked over 653,000 same-store Hospitality Gross Definite Room Nights for all future periods. The estimated average daily rate (ADR) for these bookings was approximately $293, a third quarter record.
●	The Company completed the acquisition of the 1,592-room Grande Lakes Orlando Resort (“Grande Lakes Orlando”) on September 1, 2026, adding a turnkey asset in the nation’s top meetings market(2) and creating incremental group customer rotation opportunities.
●	The Company completed an underwritten public offering of approximately 5.9 million common shares at a price to the public of $117.00 per share and a private placement of $700 million of 6.250% senior unsecured notes due 2035, the net proceeds of which were used to fund the acquisition of Grande Lakes Orlando.
●	The Company is raising its full year outlook, reflecting strong third quarter performance in its same-store Hospitality portfolio and modestly higher expectations for holiday leisure room night demand in the fourth quarter.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We delivered another strong quarter with consolidated revenue and Adjusted EBITDAre ahead of our expectations driven by strong group and leisure trends in our same-store Hospitality business. Our premium group strategy continues to produce attractive results as higher meeting attendance and increased catering and audio visual spending drove performance in the quarter. Looking ahead, same-store group rooms revenue pace for 2027 and 2028 improved sequentially during the quarter, further supporting our view that we remain well positioned for continued growth in 2027.”

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025, and Grande Lakes Orlando, which was acquired September 1, 2026.
(2)	Source: Cvent Top Meetings Destinations in North America 2026

Third Quarter 2026 Results (as compared to Third Quarter 2025):

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except per share amounts)			%				%
	2026	2025	Change		2026	2025	Change
Total revenue	$655,801	$592,458	10.7%		$2,069,351	$1,839,253	12.5%

Operating income	$94,334	$88,612	6.5%		$406,675	$344,158	18.2%
Operating income margin	14.4%	15.0%	(0.6)	pts	19.7%	18.7%	1.0	pts

Net income	$39,677	$33,959	16.8%		$211,158	$172,848	22.2%
Net income margin	6.1%	5.7%	0.4	pts	10.2%	9.4%	0.8	pts

Net income available to common stockholders	$40,208	$34,886	15.3%		$203,433	$169,600	19.9%
Net income available to common stockholders margin	6.1%	5.9%	0.2	pts	9.8%	9.2%	0.6	pts
Net income available to common stockholders per diluted share (1)	$0.58	$0.53	9.4%		$3.00	$2.65	13.2%

Adjusted EBITDAre	$191,795	$173,073	10.8%		$669,399	$570,431	17.3%
Adjusted EBITDAre margin	29.2%	29.2%	—	pts	32.3%	31.0%	1.3	pts
Adjusted EBITDAre, excluding noncontrolling interest	$185,173	$166,368	11.3%		$642,230	$546,805	17.5%
Adjusted EBITDAre, excluding noncontrolling interest margin	28.2%	28.1%	0.1	pts	31.0%	29.7%	1.3	pts

Funds From Operations (FFO) available to common stockholders and unit holders	$120,442	$105,138	14.6%		$431,143	$365,185	18.1%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.75	$1.60	9.4%		$6.39	$5.72	11.7%

Adjusted FFO available to common stockholders and unit holders	$121,530	$106,352	14.3%		$459,007	$385,020	19.2%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.79	$1.63	9.8%		$6.84	$6.06	12.9%

(1)	Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 include the impact of approximately 5.9 million additional shares issued on August 12, 2026. Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 and 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended September 30, 2026 and 2025 include 3.5 million and 4.2 million, respectively, and for the nine months ended September 30, 2026 and 2025 include 4.5 million and 3.8 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest, Adjusted EBITDAre, excluding noncontrolling interest margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition,” “Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Hospitality revenue	$562,812	$500,869	12.4%		$1,753,165	$1,514,810	15.7%
Same-store Hospitality revenue (1)	$501,750	$464,751	8.0%		$1,557,586	$1,473,343	5.7%

Hospitality operating income	$99,975	$87,078	14.8%		$398,705	$330,807	20.5%
Hospitality operating income margin	17.8%	17.4%	0.4	pts	22.7%	21.8%	0.9	pts
Hospitality Adjusted EBITDAre	$178,268	$156,315	14.0%		$613,880	$515,724	19.0%
Hospitality Adjusted EBITDAre margin	31.7%	31.2%	0.5	pts	35.0%	34.0%	1.0	pts

Same-store Hospitality operating income (1)	$104,497	$90,754	15.1%		$367,040	$337,066	8.9%
Same-store Hospitality operating income margin (1)	20.8%	19.5%	1.3	pts	23.6%	22.9%	0.7	pts
Same-store Hospitality Adjusted EBITDAre (1)	$169,458	$151,358	12.0%		$551,992	$511,349	7.9%
Same-store Hospitality Adjusted EBITDAre margin (1)	33.8%	32.6%	1.2	pts	35.4%	34.7%	0.7	pts

Hospitality performance metrics:
Occupancy	69.2%	66.6%	2.6	pts	70.0%	69.8%	0.2	pts
Average Daily Rate (ADR)	$267.51	$257.74	3.8%		$281.92	$260.25	8.3%
RevPAR	$185.12	$171.63	7.9%		$197.34	$181.60	8.7%
Total RevPAR	$474.85	$440.33	7.8%		$512.15	$469.95	9.0%

Same-store Hospitality performance metrics: (1)
Occupancy	70.3%	67.3%	3.0	pts	70.3%	70.3%	–	pts
ADR	$266.63	$258.04	3.3%		$273.81	$260.52	5.1%
RevPAR	$187.49	$173.71	7.9%		$192.41	$183.17	5.0%
Total RevPAR	$477.82	$442.58	8.0%		$499.86	$472.83	5.7%

Gross definite room nights booked	653,958	667,645	(2.1)%		1,883,593	1,752,193	7.5%
Net definite room nights booked	501,109	459,897	9.0%		1,333,307	1,204,951	10.7%
Group attrition (as % of contracted block)	15.0%	16.3%	(1.3)	pts	15.8%	15.7%	0.1	pts
Cancellations ITYFTY (2)	8,549	22,920	(62.7)%		53,228	62,986	(15.5)%

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025, and Grande Lakes Orlando, which was acquired September 1, 2026.
(2)	“ITYFTY” represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR and Total RevPAR” below. Property-level results and operating metrics for the applicable period are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

●	The same-store Hospitality portfolio generated record third quarter RevPAR of approximately $187, an increase of 7.9% from the prior year quarter, and record third quarter Total RevPAR of approximately $478, an increase of 8.0% from the prior year quarter.
●	The same-store Hospitality portfolio generated record third quarter operating income of $104.5 million and record third quarter Adjusted EBITDAre of $169.5 million.
●	Third quarter same-store banquet and AV revenue contribution per group room night, a proxy for catering spend per group guest, increased 9.7% year over year, driven by our premium group customer strategy.
●	Third quarter same-store attrition and cancellation fee revenue was approximately $8.8 million, a decrease of $2.8 million compared to the prior year quarter.
●	In the third quarter, the Company completed the rooms renovation at Gaylord Texan.

Gaylord Opryland

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$124,963	$110,078	13.5%		$378,532	$336,721	12.4%

Operating income	$35,879	$30,683	16.9%		$112,268	$95,925	17.0%
Operating income margin	28.7%	27.9%	0.8	pts	29.7%	28.5%	1.2	pts
Adjusted EBITDAre	$45,194	$38,805	16.5%		$139,666	$120,663	15.7%
Adjusted EBITDAre margin	36.2%	35.3%	0.9	pts	36.9%	35.8%	1.1	pts

Performance metrics:
Occupancy	73.6%	64.0%	9.6	pts	72.5%	68.1%	4.4	pts
ADR	$269.32	$268.20	0.4%		$271.14	$258.31	5.0%
RevPAR	$198.29	$171.68	15.5%		$196.70	$175.79	11.9%
Total RevPAR	$470.33	$414.30	13.5%		$480.11	$427.08	12.4%

Gaylord Palms

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$69,736	$66,745	4.5%		$255,873	$228,251	12.1%

Operating income	$7,743	$7,997	(3.2)%		$58,604	$45,450	28.9%
Operating income margin	11.1%	12.0%	(0.9)	pts	22.9%	19.9%	3.0	pts
Adjusted EBITDAre	$17,643	$17,803	(0.9)%		$88,063	$73,986	19.0%
Adjusted EBITDAre margin	25.3%	26.7%	(1.4)	pts	34.4%	32.4%	2.0	pts

Performance metrics:
Occupancy	65.2%	64.2%	1.0	pts	72.5%	73.0%	(0.5)	pts
ADR	$232.93	$230.01	1.3%		$269.80	$250.64	7.6%
RevPAR	$151.97	$147.75	2.9%		$195.51	$182.92	6.9%
Total RevPAR	$441.21	$422.29	4.5%		$545.55	$486.66	12.1%

Gaylord Texan

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$80,261	$74,082	8.3%		$245,891	$242,953	1.2%

Operating income	$18,933	$16,480	14.9%		$66,266	$69,177	(4.2)%
Operating income margin	23.6%	22.2%	1.4	pts	26.9%	28.5%	(1.6)	pts
Adjusted EBITDAre	$26,923	$22,701	18.6%		$89,262	$87,484	2.0%
Adjusted EBITDAre margin	33.5%	30.6%	2.9	pts	36.3%	36.0%	0.3	pts

Performance metrics:
Occupancy	71.4%	67.0%	4.4	pts	68.9%	70.7%	(1.8)	pts
ADR	$262.01	$248.99	5.2%		$264.61	$253.19	4.5%
RevPAR	$187.15	$166.86	12.2%		$182.38	$178.91	1.9%
Total RevPAR	$480.92	$443.90	8.3%		$496.53	$490.59	1.2%

Gaylord National

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$82,900	$78,098	6.1%		$247,549	$242,340	2.1%

Operating income	$13,045	$11,340	15.0%		$38,820	$36,632	6.0%
Operating income margin	15.7%	14.5%	1.2	pts	15.7%	15.1%	0.6	pts
Adjusted EBITDAre	$26,053	$24,130	8.0%		$70,858	$68,581	3.3%
Adjusted EBITDAre margin	31.4%	30.9%	0.5	pts	28.6%	28.3%	0.3	pts

Performance metrics:
Occupancy	66.1%	65.7%	0.4	pts	66.8%	68.6%	(1.8)	pts
ADR	$260.56	$241.65	7.8%		$269.59	$251.56	7.2%
RevPAR	$172.15	$158.79	8.4%		$180.11	$172.58	4.4%
Total RevPAR	$451.45	$425.30	6.1%		$454.29	$444.74	2.1%

Gaylord Rockies

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$86,102	$77,951	10.5%		$243,086	$230,621	5.4%

Operating income	$23,436	$17,156	36.6%		$61,673	$53,777	14.7%
Operating income margin	27.2%	22.0%	5.2	pts	25.4%	23.3%	2.1	pts
Adjusted EBITDAre	$38,652	$32,069	20.5%		$107,218	$98,439	8.9%
Adjusted EBITDAre margin	44.9%	41.1%	3.8	pts	44.1%	42.7%	1.4	pts

Performance metrics:
Occupancy	82.9%	83.6%	(0.7)	pts	79.3%	78.7%	0.6	pts
ADR	$275.64	$266.03	3.6%		$270.23	$261.20	3.5%
RevPAR	$228.57	$222.36	2.8%		$214.22	$205.69	4.1%
Total RevPAR	$623.52	$564.49	10.5%		$593.22	$562.80	5.4%

JW Marriott Hill Country

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$50,585	$51,615	(2.0)%		$166,642	$173,464	(3.9)%

Operating income	$4,777	$6,849	(30.3)%		$27,967	$34,948	(20.0)%
Operating income margin	9.4%	13.3%	(3.9)	pts	16.8%	20.1%	(3.3)	pts
Adjusted EBITDAre	$13,332	$14,786	(9.8)%		$52,877	$58,635	(9.8)%
Adjusted EBITDAre margin	26.4%	28.6%	(2.2)	pts	31.7%	33.8%	(2.1)	pts

Performance metrics:
Occupancy	62.6%	66.7%	(4.1)	pts	64.1%	70.1%	(6.0)	pts
ADR	$343.98	$337.63	1.9%		$342.19	$334.35	2.3%
RevPAR	$215.41	$225.31	(4.4)%		$219.28	$234.36	(6.4)%
Total RevPAR	$548.74	$559.92	(2.0)%		$609.19	$634.13	(3.9)%

JW Marriott Desert Ridge(1)

	Three Months Ended				Nine Months Ended	Period Ended
	September 30,				September 30,	September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change		2026	2025
Revenue	$39,071	$36,118	8.2%		$173,588	$41,467

Operating income (loss)	$(2,671)	$(3,676)	27.3%		$33,516	$(6,259)
Operating income (loss) margin	(6.8)%	(10.2)%	3.4	pts	19.3%	(15.1)%
Adjusted EBITDAre	$5,607	$4,957	13.1%		$58,685	$4,375
Adjusted EBITDAre margin	14.4%	13.7%	0.7	pts	33.8%	10.6%

Performance metrics:
Occupancy	59.1%	57.9%	1.2	pts	68.0%	54.4%
ADR	$252.56	$253.43	(0.3)%		$376.93	$250.08
RevPAR	$149.30	$146.63	1.8%		$256.43	$136.07
Total RevPAR	$447.03	$413.25	8.2%		$669.32	$386.27

Grande Lakes Orlando(2)

Period Ended
September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)
2026
Revenue	$21,991

Operating loss	$(1,851)
Operating loss margin	(8.4)%
Adjusted EBITDAre	$3,203
Adjusted EBITDAre margin	14.6%

Performance metrics:
Occupancy	63.1%
ADR	$314.64
RevPAR	$198.49
Total RevPAR	$460.45

(1) JW Marriott Desert Ridge was acquired by the Company on June 10, 2025, therefore nine months results are not comparable to the prior year period.

(2) Grande Lakes Orlando was acquired by the Company on September 1, 2026, therefore there are no comparison figures.

Entertainment Segment

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$92,989	$91,589	1.5%		$316,186	$324,443	(2.5)%

Operating income	$6,984	$11,827	(40.9)%		$43,641	$45,638	(4.4)%
Operating income margin	7.5%	12.9%	(5.4)	pts	13.8%	14.1%	(0.3)	pts
Adjusted EBITDAre	$23,815	$24,738	(3.7)%		$83,414	$79,585	4.8%
Adjusted EBITDAre margin	25.6%	27.0%	(1.4)	pts	26.4%	24.5%	1.9	pts

Fioravanti continued, “Our Entertainment business delivered results in line with our expectations in a seasonally light quarter. Customer spending across our venues remained healthy and our recent investments in artist-centered venues and amphitheaters continued to perform well. In mid-October, Category 10 Las Vegas opened to a strong reception, exceeding our expectations. We believe the strength of these brands and venues, together with the opportunities in our development pipeline, provides an attractive foundation for OEG’s continued growth.”

Corporate and Other Segment

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
($ in thousands)			%			%
	2026	2025	Change	2026	2025	Change
Operating loss	$(12,625)	$(10,293)	(22.7)%	$(35,671)	$(32,287)	(10.5)%
Adjusted EBITDAre	$(10,288)	$(7,980)	(28.9)%	$(27,895)	$(24,878)	(12.1)%

Capital Expenditures

The Company’s updated estimate of capital expenditures in 2026 is $450 to $500 million, reflecting greater visibility into the timing of cash outflows for the remainder of the year. Year to date through September 30, 2026, the Company has spent approximately $363 million in capital expenditures, excluding the purchase of Grande Lakes Orlando.

In the third quarter, the Company completed the rooms renovation at Gaylord Texan. Subsequent to quarter-end, the Company completed the development of Category 10 Las Vegas.

Additional capital expenditure activity in 2026 includes:

●	Continuation of the meeting space expansion at Gaylord Opryland, which is expected to be completed by mid-year 2027;
●	Renovation of the rooms at JW Marriott Hill Country, which began in April 2026 and is expected to be completed in March 2027;
●	The development of Category 10 in Orlando, which is expected to begin by year-end 2026 and is expected to be completed by mid-year 2028; and
●	The development of Ole Red Indianapolis, which is expected to be completed by our development partner Pacer Sports & Entertainment in early 2028.

2026 Guidance

The Company is updating its 2026 business performance outlook based on current information as of November 2, 2026. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update or withdraw its full business outlook or any portion thereof at any time for any reason.

Fioravanti concluded, “We are pleased to raise the midpoints of our 2026 guidance ranges to reflect performance in our same-store Hospitality business, partially offset by lower Entertainment expectations related primarily to the closure of the General Jackson Showboat. We are cautiously optimistic on fourth quarter hotel leisure trends, as early demand indicators including ice! ticket sales and leisure room night bookings for the holiday period are trending positively. At the midpoint of our outlook, AFFO per diluted share is expected to grow approximately 10% year over year. We believe this level of growth is particularly meaningful given the outlook includes a partial year contribution of Grande Lakes Orlando operations and the share dilution from our recent equity offering.”

	Guidance Range			Prior Guidance Range
(in millions, except per share figures)	For Full Year 2026 (1)			Full Year 2026 (1)			Change to
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Same-store Hospitality RevPAR growth(2)	4.50%	5.50%	5.00%	3.50%	4.50%	4.00%	1.00%
Same-store Hospitality Total RevPAR growth(2)	4.50%	5.50%	5.00%	3.50%	4.50%	4.00%	1.00%

Operating income:
Hospitality (same-store) (2)	$495.5	$498.5	$497.0	$484.5	$489.5	$487.0	$10.0
JW Marriott Desert Ridge	35.0	37.0	36.0	35.0	37.0	36.0	-
Grande Lakes Orlando	11.0	14.0	12.5	11.0	14.0	12.5	-
Entertainment	70.2	71.9	71.0	74.8	79.5	77.1	(6.1)
Corporate and Other	(50.5)	(49.0)	(49.8)	(50.5)	(49.0)	(49.8)	-
Consolidated operating income	$561.2	$572.4	$566.8	$554.8	$571.0	$562.9	$3.9

Adjusted EBITDAre:
Hospitality (same-store) (2)	$740.0	$750.0	$745.0	$728.0	$742.0	$735.0	$10.0
JW Marriott Desert Ridge	69.0	73.0	71.0	69.0	73.0	71.0	-
Grande Lakes Orlando	30.0	35.0	32.5	30.0	35.0	32.5	-
Entertainment	120.0	124.0	122.0	120.0	130.0	125.0	(3.0)
Corporate and Other	(39.0)	(35.0)	(37.0)	(39.0)	(35.0)	(37.0)	-
Consolidated Adjusted EBITDAre	$920.0	$947.0	$933.5	$908.0	$945.0	$926.5	$7.0

Net income	$287.0	$293.5	$290.3	$276.0	$283.5	$279.8	$10.5
Net income available to common stockholders	$277.0	$281.5	$279.3	$266.0	$271.5	$268.8	$10.5

FFO available to common stockholders and unit holders	$593.0	$609.0	$601.0	$580.0	$601.0	$590.5	$10.5
Adjusted FFO available to common stockholders and unit holders	$625.1	$648.6	$636.8	$606.8	$636.3	$621.5	$15.3

Net income available to common stockholders per diluted share (3)	$4.06	$4.09	$4.08	$3.90	$3.95	$3.93	$0.15
Adjusted FFO available to common stockholders and unit holders
per diluted share/unit (3)	$9.16	$9.43	$9.29	$8.90	$9.26	$9.08	$0.21

Weighted average shares outstanding - diluted (3)	70.7	70.7	70.7	70.7	70.7	70.7	-
Weighted average shares and OP units outstanding - diluted (3)	71.1	71.1	71.1	71.1	71.1	71.1	-

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025, and Grande Lakes Orlando, which was acquired September 1, 2026.
(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unit holders to Net Income available to common stockholders, see “Reconciliation of Forward-Looking Statements.”

Dividend Update

On October 15, 2026, the Company paid the previously announced quarterly cash dividend of $1.20 per common share, which was paid to stockholders of record as of September 30, 2026.

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of September 30, 2026, the Company had unrestricted cash of $348.2 million and total debt outstanding of $4,659.3 million, net of unamortized deferred financing costs. As of September 30, 2026, there were no amounts drawn under the Company’s revolving credit facility or OEG’s revolving credit facility, which left $930.0 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Opry Entertainment Group Update

The Company continues to evaluate a path to greater independence for Opry Entertainment Group (“OEG”). The Company has not entered into definitive agreements with respect to a potential investment by a third party in OEG, and there can be no assurance that any definitive agreement will ultimately be reached.

As a result of this ongoing process, Atairos’ liquidity request rights, including its put right, are currently unexercisable under the Company’s agreement with Atairos.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, November 3, at 10:00 a.m. ET. To participate in the conference call, please register using the link provided in our Third Quarter 2026 Earnings Conference Call announcement issued September 8, 2026, which is available in the News Releases section of the Company’s Investor Relations website at http://ir.rymanhp.com. A confirmation email with dial-in details will be sent after registering. We recommend registering a minimum of thirty minutes prior to the start of the call. A live webcast will also be available on the Company’s Investor Relations website.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in group-oriented, upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the Grande Lakes Orlando Resort, the JW Marriott Phoenix Desert Ridge Resort & Spa and the

JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to the Company’s Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 13,956 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns an approximate 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium; WSM 650 AM; Ole Red; Category 10; Nashville-area attractions; and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. OEG manages select outdoor live music venues, including Ascend Federal Credit Union Amphitheater in Nashville and CCNB Amphitheatre in Simpsonville, South Carolina. OEG also owns a majority interest in Southern Entertainment, a leading festival and events business. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, geopolitical uncertainty and the effects of inflation and changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, the Company’s integration of Grande Lakes Orlando, the Company’s ability to identify and capitalize on additional value creation opportunities at Grande Lakes Orlando and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at Grande Lakes Orlando. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate net income available to common stockholders margin by dividing GAAP consolidated net income available to common stockholders by GAAP consolidated total revenue. We calculate consolidated, segment or property-level operating income margin by dividing consolidated, segment or property-level GAAP operating income by consolidated, segment or property-level GAAP revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

●	preopening costs;
●	non-cash lease expense;

●	equity-based compensation expense;
●	impairment charges that do not meet the NAREIT definition above;
●	credit losses on held-to-maturity securities;
●	transaction costs of acquisitions;
●	interest income on bonds;
●	loss on extinguishment of debt;
●	pension settlement charges;
●	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
●	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of net income or operating income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest by GAAP consolidated total revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest and GAAP consolidated total revenue or segment or property-level GAAP revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

●	right-of-use asset amortization;
●	impairment charges that do not meet the NAREIT definition above;
●	write-offs of deferred financing costs;
●	amortization of debt discounts or premiums and amortization of deferred financing costs;
●	loss on extinguishment of debt;
●	non-cash lease expense;
●	credit loss on held-to-maturity securities;
●	pension settlement charges;
●	additional pro rata adjustments from unconsolidated joint ventures;
●	(gains) losses on other assets;
●	transaction costs of acquisitions;
●	deferred income tax expense (benefit); and
●	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of our performance in addition to net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share/unit as Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our net income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income, operating income, or cash flow from operations.

Investor Relations Contacts:

Mark Fioravanti, President and Chief Executive Officer

(615) 316-6588

mfioravanti@rymanhp.com

Jennifer Hutcheson, Chief Financial Officer

(615) 316-6320

jhutcheson@rymanhp.com

Sarah Martin, Vice President, Investor Relations

(615) 316-6011

sarah.martin@rymanhp.com

Media Contact: Shannon Sullivan, Vice President, Corporate and Brand Communications (615) 316-6725 ssullivan@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenues:
Rooms	$219,409	$195,227	$675,533	$585,359
Food and beverage	270,278	233,674	856,062	737,328
Other hotel revenue	73,125	71,968	221,570	192,123
Entertainment	92,989	91,589	316,186	324,443
Total revenues	655,801	592,458	2,069,351	1,839,253

Operating expenses:
Rooms	54,481	48,668	157,656	142,195
Food and beverage	158,134	139,961	475,417	414,252
Other hotel expenses	156,829	144,882	451,711	399,394
Management fees, net	19,946	16,551	63,003	52,930
Total hotel operating expenses	389,390	350,062	1,147,787	1,008,771
Entertainment	70,790	67,935	237,462	248,081
Corporate	12,369	10,062	34,899	31,591
Preopening costs	897	1,289	1,722	1,474
Loss on sale of assets	–	1,296	–	1,296
Impairment charges	4,858	–	4,858	–
Depreciation and amortization	83,163	73,202	235,948	203,882
Total operating expenses	561,467	503,846	1,662,676	1,495,095

Operating income	94,334	88,612	406,675	344,158

Interest expense, net of amounts capitalized	(68,275)	(64,873)	(196,269)	(177,690)
Interest income	5,096	4,836	14,009	15,878
Loss on extinguishment of debt	–	(380)	(2,200)	(2,922)
Income (loss) from unconsolidated joint ventures	–	(37)	4	(66)
Other gains and (losses), net	2,074	2,168	1,453	1,864
Income before income taxes	33,229	30,326	223,672	181,222
(Provision) benefit for income taxes	6,448	3,633	(12,514)	(8,374)
Net income	39,677	33,959	211,158	172,848

Net income attributable to noncontrolling interest in OEG	(54)	(987)	(3,516)	(3,792)
Net (income) loss attributable to other noncontrolling interests	585	1,914	(4,209)	544
Net income available to common stockholders	$40,208	$34,886	$203,433	$169,600

Basic income per share available to common stockholders(1)	$0.61	$0.55	$3.17	$2.76
Diluted income per share available to common stockholders(1)	$0.58	$0.53	$3.00	$2.65

Weighted average common shares for the period:
Basic(1)	66,307	63,000	64,160	61,435
Diluted(1)	70,017	67,335	68,911	65,463

(1)	Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 include the impact of approximately 5.9 million additional shares issued on August 12, 2026. Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 and 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended September 30, 2026 and 2025 include 3.5 million and 4.2 million, respectively, and for the nine months ended September 30, 2026 and 2025 include 4.5 million and 3.8 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Unaudited

(In thousands)

	September 30,	December 31,
	2026	2025
ASSETS:
Property and equipment, net of accumulated depreciation	$6,466,416	$4,970,429
Cash and cash equivalents - unrestricted	348,177	471,421
Cash and cash equivalents - restricted	47,450	28,759
Notes receivable, net	47,856	53,503
Trade receivables, net	116,234	105,903
Deferred income tax assets, net	58,154	67,669
Prepaid expenses and other assets	253,973	196,798
Intangible assets and goodwill, net	303,079	286,701
Total assets	$7,641,339	$6,181,183

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$4,659,308	$3,976,913
Accounts payable and accrued liabilities	633,370	517,708
Distributions payable	85,594	78,819
Deferred management rights proceeds	162,385	162,901
Operating lease liabilities	163,694	158,815
Other liabilities	78,004	74,251
Noncontrolling interest in OEG	444,096	422,691
Total equity	1,414,888	789,085
Total liabilities and equity	$7,641,339	$6,181,183

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Adjusted EBITDAre Reconciliation

Unaudited

(In thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2026		2025		2026		2025
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated:
Revenue	$655,801		$592,458		$2,069,351		$1,839,253
Net income	$39,677	6.1%	$33,959	5.7%	$211,158	10.2%	$172,848	9.4%
Interest expense, net	63,179		60,037		182,260		161,812
Provision (benefit) for income taxes	(6,448)		(3,633)		12,514		8,374
Depreciation and amortization	83,163		73,202		235,948		203,882
Loss on sale of assets	–		1,296		–		1,296
Pro rata EBITDAre from unconsolidated joint ventures	–		(1)		2		1
EBITDAre	179,571	27.4%	164,860	27.8%	641,882	31.0%	548,213	29.8%
Preopening costs	897		1,289		1,722		1,474
Non-cash lease expense	999		1,219		3,591		3,053
Equity-based compensation expense	4,113		3,660		11,742		10,777
Pension settlement charge	428		640		428		640
Impairment charges	4,858		–		4,858		–
Interest income on Gaylord National bonds	929		1,025		2,980		3,252
Loss on extinguishment of debt	–		380		2,200		2,922
Transaction costs of acquisitions	–		–		–		100
Pro rata adjusted EBITDAre from unconsolidated joint ventures	–		–		(4)		–
Adjusted EBITDAre	191,795	29.2%	173,073	29.2%	669,399	32.3%	570,431	31.0%
Adjusted EBITDAre of noncontrolling interest	(6,622)		(6,705)		(27,169)		(23,626)
Adjusted EBITDAre, excluding noncontrolling interest	$185,173	28.2%	$166,368	28.1%	$642,230	31.0%	$546,805	29.7%

Hospitality segment:
Revenue	$562,812		$500,869		$1,753,165		$1,514,810
Operating income	$99,975	17.8%	$87,078	17.4%	$398,705	22.7%	$330,807	21.8%
Depreciation and amortization	73,447		63,729		206,673		175,232
Non-cash lease expense	512		1,184		2,125		3,134
Interest income on Gaylord National bonds	929		1,025		2,980		3,252
Other gains and (losses), net	3,405		3,299		3,397		3,299
Adjusted EBITDAre	$178,268	31.7%	$156,315	31.2%	$613,880	35.0%	$515,724	34.0%

Same-store Hospitality segment: (1)
Revenue	$501,750		$464,751		$1,557,586		$1,473,343
Operating income	$104,497	20.8%	$90,754	19.5%	$367,040	23.6%	$337,066	22.9%
Depreciation and amortization	59,718		55,335		175,850		164,895
Non-cash lease expense	909		945		2,725		2,837
Interest income on Gaylord National bonds	929		1,025		2,980		3,252
Other gains and (losses), net	3,405		3,299		3,397		3,299
Adjusted EBITDAre	$169,458	33.8%	$151,358	32.6%	$551,992	35.4%	$511,349	34.7%

Entertainment segment:
Revenue	$92,989		$91,589		$316,186		$324,443
Operating income	$6,984	7.5%	$11,827	12.9%	$43,641	13.8%	$45,638	14.1%
Depreciation and amortization	9,460		9,242		28,503		27,954
Preopening costs	897		1,289		1,722		1,474
Non-cash lease (revenue) expense	487		35		1,466		(81)
Equity-based compensation	1,129		1,087		3,224		3,135
Impairment charges	4,858		–		4,858		–
Loss on sale of assets	–		1,296		–		1,296
Other gains and (losses), net	–		–		–		136
Transaction costs of acquisitions	–		–		–		100
Pro rata adjusted EBITDAre from unconsolidated joint ventures	–		(38)		–		(67)
Adjusted EBITDAre	$23,815	25.6%	$24,738	27.0%	$83,414	26.4%	$79,585	24.5%

Corporate and Other segment:
Operating loss	$(12,625)		$(10,293)		$(35,671)		$(32,287)
Depreciation and amortization	256		231		772		696
Other gains and (losses), net	(1,331)		(1,131)		(1,942)		(1,569)
Equity-based compensation	2,984		2,573		8,518		7,642
Pension settlement charge	428		640		428		640
Adjusted EBITDAre	$(10,288)		$(7,980)		$(27,895)		$(24,878)

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025, and Grande Lakes Orlando, which was acquired September 1, 2026.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Funds From Operations (“FFO”) and Adjusted FFO Reconciliation

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income available to common stockholders	$40,208	$34,886	$203,433	$169,600
Noncontrolling interest in OP Units	235	218	1,257	1,092
Net income available to common stockholders and unit holders	40,443	35,104	204,690	170,692
Depreciation and amortization	83,025	73,053	235,579	203,635
Adjustments for noncontrolling interest	(3,026)	(3,019)	(9,126)	(9,142)
FFO available to common stockholders and unit holders	120,442	105,138	431,143	365,185

Right-of-use asset amortization	138	149	369	247
Non-cash lease expense	999	1,219	3,591	3,053
Pension settlement charge	428	640	428	640
Impairment charges	4,858	–	4,858	–
Pro rata adjustments from joint ventures	–	–	(4)	–
Loss on sale of assets	–	1,296	–	1,296
Amortization of deferred financing costs	3,302	3,155	9,654	8,762
Amortization of debt discounts and premiums	509	387	1,368	1,375
Loss on extinguishment of debt	–	380	2,200	2,922
Adjustments for noncontrolling interest	(1,634)	(1,621)	(3,699)	(3,639)
Transaction costs of acquisitions	–	–	–	100
Deferred tax provision (benefit)	(7,512)	(4,391)	9,099	5,079
Adjusted FFO available to common stockholders and unit holders	$121,530	$106,352	$459,007	$385,020

Basic net income per share(1)	$0.61	$0.55	$3.17	$2.76
Diluted net income per share(1)	$0.58	$0.53	$3.00	$2.65

FFO available to common stockholders and unit holders per basic share/unit(1)	$1.81	$1.66	$6.68	$5.91
Adjusted FFO available to common stockholders and unit holders per basic share/unit(1)	$1.82	$1.68	$7.11	$6.23

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.75	$1.60	$6.39	$5.72
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.79	$1.63	$6.84	$6.06

Weighted average common shares and OP units for the period:
Basic(1)	66,702	63,395	64,555	61,830
Diluted (1)	70,412	67,730	69,306	65,858

(1)	Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 include the impact of approximately 5.9 million additional shares issued on August 12, 2026. Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 and 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended September 30, 2026 and 2025 include 3.5 million and 4.2 million, respectively, and for the nine months ended September 30, 2026 and 2025 include 4.5 million and 3.8 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

($ in thousands, except for performance metrics)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2026		2025		2026		2025
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment:
Revenue	$562,812		$500,869		$1,753,165		$1,514,810
Operating income	$99,975	17.8%	$87,078	17.4%	$398,705	22.7%	$330,807	21.8%
Depreciation and amortization	73,447		63,729		206,673		175,232
Non-cash lease expense	512		1,184		2,125		3,134
Interest income on Gaylord National bonds	929		1,025		2,980		3,252
Other gains and (losses), net	3,405		3,299		3,397		3,299
Adjusted EBITDAre	$178,268	31.7%	$156,315	31.2%	$613,880	35.0%	$515,724	34.0%

Performance metrics:
Occupancy	69.2%		66.6%		70.0%		69.8%
ADR	$267.51		$257.74		$281.92		$260.25
RevPAR	$185.12		$171.63		$197.34		$181.60
OtherPAR	$289.73		$268.70		$314.81		$288.35
Total RevPAR	$474.85		$440.33		$512.15		$469.95

Same-store Hospitality segment: (1)
Revenue	$501,750		$464,751		$1,557,586		$1,473,343
Operating income	$104,497	20.8%	$90,754	19.5%	$367,040	23.6%	$337,066	22.9%
Depreciation and amortization	59,718		55,335		175,850		164,895
Non-cash lease expense	909		945		2,725		2,837
Interest income on Gaylord National bonds	929		1,025		2,980		3,252
Other gains and (losses), net	3,405		3,299		3,397		3,299
Adjusted EBITDAre	$169,458	33.8%	$151,358	32.6%	$551,992	35.4%	$511,349	34.7%

Performance metrics:
Occupancy	70.3%		67.3%		70.3%		70.3%
ADR	$266.63		$258.04		$273.81		$260.52
RevPAR	$187.49		$173.71		$192.41		$183.17
OtherPAR	$290.33		$268.87		$307.45		$289.66
Total RevPAR	$477.82		$442.58		$499.86		$472.83

Gaylord Opryland:
Revenue	$124,963		$110,078		$378,532		$336,721
Operating income	$35,879	28.7%	$30,683	27.9%	$112,268	29.7%	$95,925	28.5%
Depreciation and amortization	9,322		8,132		27,421		24,767
Non-cash lease revenue	(7)		(10)		(23)		(29)
Adjusted EBITDAre	$45,194	36.2%	$38,805	35.3%	$139,666	36.9%	$120,663	35.8%

Performance metrics:
Occupancy	73.6%		64.0%		72.5%		68.1%
ADR	$269.32		$268.20		$271.14		$258.31
RevPAR	$198.29		$171.68		$196.70		$175.79
OtherPAR	$272.04		$242.62		$283.41		$251.29
Total RevPAR	$470.33		$414.30		$480.11		$427.08

Gaylord Palms:
Revenue	$69,736		$66,745		$255,873		$228,251
Operating income	$7,743	11.1%	$7,997	12.0%	$58,604	22.9%	$45,450	19.9%
Depreciation and amortization	8,984		8,851		26,711		25,670
Non-cash lease expense	916		955		2,748		2,866
Adjusted EBITDAre	$17,643	25.3%	$17,803	26.7%	$88,063	34.4%	$73,986	32.4%

Performance metrics:
Occupancy	65.2%		64.2%		72.5%		73.0%
ADR	$232.93		$230.01		$269.80		$250.64
RevPAR	$151.97		$147.75		$195.51		$182.92
OtherPAR	$289.24		$274.54		$350.04		$303.74
Total RevPAR	$441.21		$422.29		$545.55		$486.66

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025, and Grande Lakes Orlando, which was acquired September 1, 2026.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

($ in thousands, except for performance metrics)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2026		2025		2026		2025
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord Texan:
Revenue	$80,261		$74,082		$245,891		$242,953
Operating income	$18,933	23.6%	$16,480	22.2%	$66,266	26.9%	$69,177	28.5%
Depreciation and amortization	7,990		6,221		22,996		18,307
Adjusted EBITDAre	$26,923	33.5%	$22,701	30.6%	$89,262	36.3%	$87,484	36.0%

Performance metrics:
Occupancy	71.4%		67.0%		68.9%		70.7%
ADR	$262.01		$248.99		$264.61		$253.19
RevPAR	$187.15		$166.86		$182.38		$178.91
OtherPAR	$293.77		$277.04		$314.15		$311.68
Total RevPAR	$480.92		$443.90		$496.53		$490.59

Gaylord National:
Revenue	$82,900		$78,098		$247,549		$242,340
Operating income	$13,045	15.7%	$11,340	14.5%	$38,820	15.7%	$36,632	15.1%
Depreciation and amortization	8,674		8,466		25,661		25,398
Interest income on Gaylord National bonds	929		1,025		2,980		3,252
Other gains and (losses), net	3,405		3,299		3,397		3,299
Adjusted EBITDAre	$26,053	31.4%	$24,130	30.9%	$70,858	28.6%	$68,581	28.3%

Performance metrics:
Occupancy	66.1%		65.7%		66.8%		68.6%
ADR	$260.56		$241.65		$269.59		$251.56
RevPAR	$172.15		$158.79		$180.11		$172.58
OtherPAR	$279.30		$266.51		$274.18		$272.16
Total RevPAR	$451.45		$425.30		$454.29		$444.74

Gaylord Rockies:
Revenue	$86,102		$77,951		$243,086		$230,621
Operating income	$23,436	27.2%	$17,156	22.0%	$61,673	25.4%	$53,777	23.3%
Depreciation and amortization	15,216		14,913		45,545		44,662
Adjusted EBITDAre	$38,652	44.9%	$32,069	41.1%	$107,218	44.1%	$98,439	42.7%

Performance metrics:
Occupancy	82.9%		83.6%		79.3%		78.7%
ADR	$275.64		$266.03		$270.23		$261.20
RevPAR	$228.57		$222.36		$214.22		$205.69
OtherPAR	$394.95		$342.13		$379.00		$357.11
Total RevPAR	$623.52		$564.49		$593.22		$562.80

JW Marriott Hill Country:
Revenue	$50,585		$51,615		$166,642		$173,464
Operating income	$4,777	9.4%	$6,849	13.3%	$27,967	16.8%	$34,948	20.1%
Depreciation and amortization	8,555		7,937		24,910		23,687
Adjusted EBITDAre	$13,332	26.4%	$14,786	28.6%	$52,877	31.7%	$58,635	33.8%

Performance metrics:
Occupancy	62.6%		66.7%		64.1%		70.1%
ADR	$343.98		$337.63		$342.19		$334.35
RevPAR	$215.41		$225.31		$219.28		$234.36
OtherPAR	$333.33		$334.61		$389.91		$399.77
Total RevPAR	$548.74		$559.92		$609.19		$634.13

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

($ in thousands, except for performance metrics)

	Three Months Ended					Nine Months Ended
	September 30,					September 30,
	2026		2025			2026		2025
	$	Margin	$		Margin	$	Margin	$		Margin
JW Marriott Desert Ridge: (1)
Revenue	$39,071			$36,118		$173,588			$41,467
Operating income (loss)	$(2,671)	(6.8)%		$(3,676)	(10.2)%	$33,516	19.3%		$(6,259)	(15.1)%
Depreciation and amortization	8,675			8,394		25,769			10,337
Non-cash lease (revenue) expense	(397)			239		(600)			297
Adjusted EBITDAre	$5,607	14.4%		$4,957	13.7%	$58,685	33.8%		$4,375	10.6%

Performance metrics:
Occupancy	59.1%			57.9%		68.0%			54.4%
ADR	$252.56			$253.43		$376.93			$250.08
RevPAR	$149.30			$146.63		$256.43			$136.07
OtherPAR	$297.73			$266.62		$412.89			$250.20
Total RevPAR	$447.03			$413.25		$669.32			$386.27

Grande Lakes Orlando: (1)
Revenue	$21,991			$–		$21,991			$–
Operating loss	$(1,851)	(8.4)%		$–	N/A %	$(1,851)	(8.4)%		$–	N/A %
Depreciation and amortization	5,054			–		5,054			–
Adjusted EBITDAre	$3,203	14.6%		$–	N/A %	$3,203	14.6%		$–	N/A %

Performance metrics:
Occupancy	63.1%			N/A %		63.1%			N/A %
ADR	$314.64		$	N/A		$314.64		$	N/A
RevPAR	$198.49		$	N/A		$198.49		$	N/A
OtherPAR	$261.96		$	N/A		$261.96		$	N/A
Total RevPAR	$460.45		$	N/A		$460.45		$	N/A

The AC Hotel at National Harbor:
Revenue	$3,114			$2,880		$9,670			$9,140
Operating income	$87	2.8%		$253	8.8%	$1,120	11.6%		$1,124	12.3%
Depreciation and amortization	382			224		833			669
Adjusted EBITDAre	$469	15.1%		$477	16.6%	$1,953	20.2%		$1,793	19.6%

Performance metrics:
Occupancy	63.9%			61.7%		60.9%			58.8%
ADR	$246.01			$233.22		$268.06			$258.12
RevPAR	$157.10			$143.95		$163.16			$151.75
OtherPAR	$19.23			$19.07		$21.33			$22.62
Total RevPAR	$176.33			$163.02		$184.49			$174.37

The Inn at Opryland: (2)
Revenue	$4,089			$3,302		$10,343			$9,853
Operating income (loss)	$597	14.6%		$(4)	(0.1)%	$322	3.1%		$33	0.3%
Depreciation and amortization	595			591		1,773			1,735
Adjusted EBITDAre	$1,192	29.2%		$587	17.8%	$2,095	20.3%		$1,768	17.9%

Performance metrics:
Occupancy	56.0%			53.6%		48.8%			51.9%
ADR	$200.85			$161.88		$197.83			$171.75
RevPAR	$112.47			$86.81		$96.56			$89.12
OtherPAR	$34.16			$31.61		$28.47			$29.98
Total RevPAR	$146.63			$118.42		$125.03			$119.10

(1)	JW Marriott Desert Ridge was acquired by the Company on June 10, 2025, therefore nine months results are not comparable to the prior year period. Grande Lakes Orlando was acquired by the Company on September 1, 2026, therefore there are no comparable figures.
(2)	Includes other hospitality revenue and expense.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Earnings Per Share, FFO Per Share and Adjusted FFO Per Share Calculations

Unaudited

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Earnings per share:

Numerator:
Net income available to common stockholders	$40,208	$34,886	$203,433	$169,600
Net income attributable to noncontrolling interest in OEG	54	987	3,516	3,792
Net income available to common stockholders - if-converted method	$40,262	$35,873	$206,949	$173,392

Denominator:
Weighted average shares outstanding - basic	66,307	63,000	64,160	61,435
Effect of dilutive equity-based compensation	250	166	208	184
Effect of dilutive put rights (1)	3,460	4,169	4,543	3,844
Weighted average shares outstanding - diluted	70,017	67,335	68,911	65,463

Basic income per share available to common stockholders	$0.61	$0.55	$3.17	$2.76
Diluted income per share available to common stockholders (1)	$0.58	$0.53	$3.00	$2.65

FFO per share/unit:

Numerator:
FFO available to common stockholders and unit holders	$120,442	$105,138	$431,143	$365,185
Net income attributable to noncontrolling interest in OEG	54	987	3,516	3,792
FFO adjustments for noncontrolling interest in OEG	2,654	2,574	8,008	7,808
FFO available to common stockholders and unit holders - if-converted method	$123,150	$108,699	$442,667	$376,785

Denominator:
Weighted average shares and OP units outstanding - basic	66,702	63,395	64,555	61,830
Effect of dilutive equity-based compensation	250	166	208	184
Effect of dilutive put rights (1)	3,460	4,169	4,543	3,844
Weighted average shares and OP units outstanding - diluted	70,412	67,730	69,306	65,858

FFO available to common stockholders and unit holders per basic share/unit	$1.81	$1.66	$6.68	$5.91
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.75	$1.60	$6.39	$5.72

Adjusted FFO per share/unit:

Numerator:
Adjusted FFO available to common stockholders and unit holders	$121,530	$106,352	$459,007	$385,020
Net income attributable to noncontrolling interest in OEG	54	987	3,516	3,792
FFO adjustments for noncontrolling interest in OEG	2,654	2,574	8,008	7,808
Adjusted FFO adjustments for noncontrolling interest in OEG	1,634	661	3,699	2,679
Adjusted FFO available to common stockholders and unit holders - if-converted method	$125,872	$110,574	$474,230	$399,299

Denominator:
Weighted average shares and OP units outstanding - basic	66,702	63,395	64,555	61,830
Effect of dilutive equity-based compensation	250	166	208	184
Effect of dilutive put rights (1)	3,460	4,169	4,543	3,844
Weighted average shares and OP units outstanding - diluted	70,412	67,730	69,306	65,858

Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.82	$1.68	$7.11	$6.23
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.79	$1.63	$6.84	$6.06

(1)	Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 include the impact of approximately 5.9 million additional shares issued on August 12, 2026. Basic and diluted weighted average common shares for the three and nine months ended September 30, 2026 and 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended September 30, 2026 and 2025 include 3.5 million and 4.2 million, respectively, and for the nine months ended September 30, 2026 and 2025 include 4.5 million and 3.8 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$287,000	$293,500	$290,250
Provision for income taxes	12,500	14,500	13,500
Interest expense, net	258,450	262,700	260,575
Depreciation and amortization	327,500	337,000	332,250
EBITDAre	$885,450	$907,700	$896,575
Non-cash lease expense	4,000	5,250	4,625
Preopening costs	2,000	2,500	2,250
Equity-based compensation expense	15,000	16,500	15,750
Pension settlement charge	3,000	3,500	3,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Impairment	4,850	4,850	4,850
Loss on extinguishment of debt	2,200	2,200	2,200
Adjusted EBITDAre	$920,000	$947,000	$933,500

Hospitality segment:
Operating income	$541,500	$549,500	$545,500
Depreciation and amortization	288,000	296,000	292,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$839,000	$858,000	$848,500

Hospitality segment (same-store)(2)
Operating income	$495,500	$498,500	$497,000
Depreciation and amortization	235,000	239,000	237,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$740,000	$750,000	$745,000

JW Marriott Desert Ridge
Operating income	$35,000	$37,000	$36,000
Depreciation and amortization	34,000	36,000	35,000
Adjusted EBITDAre	$69,000	$73,000	$71,000

Grande Lakes Orlando
Operating income	$11,000	$14,000	$12,500
Depreciation and amortization	19,000	21,000	20,000
Adjusted EBITDAre	$30,000	$35,000	$32,500

Entertainment segment:
Operating income	$70,150	$71,900	$71,025
Depreciation and amortization	37,500	38,500	38,000
Non-cash lease expense	1,000	1,250	1,125
Preopening costs	2,000	2,500	2,250
Equity-based compensation	4,500	5,000	4,750
Impairment	4,850	4,850	4,850
Adjusted EBITDAre	$120,000	$124,000	$122,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	3,000	3,500	3,250
Other gains and (losses), net	(4,000)	(3,500)	(3,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025, and Grande Lakes Orlando, which was acquired September 1, 2026.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$277,000	$281,500	$279,250
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$278,000	$283,500	$280,750
Depreciation and amortization	327,500	337,000	332,250
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$593,000	$609,000	$601,000
Right-of-use asset amortization	–	500	250
Non-cash lease expense	4,000	5,250	4,625
Pension settlement charge	3,000	3,500	3,250
Loss on extinguishment of debt	2,200	2,200	2,200
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	13,000	14,500	13,750
Amortization of debt discounts and premiums	1,500	2,500	2,000
Impairment	4,850	4,850	4,850
Deferred tax provision	8,500	10,250	9,375
Adjusted FFO available to common stockholders and unit holders	$625,050	$648,550	$636,800

Net income available to common stockholders per diluted share (2)	$4.06	$4.09	$4.08
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$9.16	$9.43	$9.29

Estimated weighted average shares outstanding - diluted (in millions) (2)	70.7	70.7	70.7
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	71.1	71.1	71.1

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando. Amounts are calculated based on unrounded numbers.
(2)	Includes the impact of approximately 5.9 million additional shares issued August 12, 2026. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$277,000	$281,500	$279,250
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$287,000	$289,500	$288,250

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	70.7	70.7	70.7

Diluted income per share available to common stockholders	$4.06	$4.09	$4.08

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$625,050	$648,550	$636,800
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$651,050	$670,550	$660,800

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	71.1	71.1	71.1

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$9.16	$9.43	$9.29

(1)	Includes the impact of approximately 5.9 million shares issued August 12, 2026. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$276,000	$283,500	$279,750
Provision for income taxes	12,500	14,500	13,500
Interest expense, net	262,250	269,500	265,875
Depreciation and amortization	325,500	339,000	332,250
EBITDAre	$876,250	$906,500	$891,375
Non-cash lease expense	2,750	4,000	3,375
Preopening costs	4,500	5,500	5,000
Equity-based compensation expense	15,000	17,000	16,000
Pension settlement charge	4,000	4,500	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Loss on extinguishment of debt	2,000	3,000	2,500
Adjusted EBITDAre	$908,000	$945,000	$926,500

Hospitality segment:
Operating income	$530,500	$540,500	$535,500
Depreciation and amortization	287,000	297,000	292,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$827,000	$850,000	$838,500

Hospitality segment (same-store)(2)
Operating income	$484,500	$489,500	$487,000
Depreciation and amortization	234,000	240,000	237,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$728,000	$742,000	$735,000

JW Marriott Desert Ridge
Operating income	$35,000	$37,000	$36,000
Depreciation and amortization	34,000	36,000	35,000
Adjusted EBITDAre	$69,000	$73,000	$71,000

Grande Lakes Orlando
Operating income	$11,000	$14,000	$12,500
Depreciation and amortization	19,000	21,000	20,000
Adjusted EBITDAre	$30,000	$35,000	$32,500

Entertainment segment:
Operating income	$74,750	$79,500	$77,125
Depreciation and amortization	36,500	39,500	38,000
Non-cash lease revenue	(250)	–	(125)
Preopening costs	4,500	5,500	5,000
Equity-based compensation	4,500	5,500	5,000
Adjusted EBITDAre	$120,000	$130,000	$125,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	4,000	4,500	4,250
Other gains and (losses), net	(5,000)	(4,500)	(4,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025, and Grande Lakes Orlando, which was acquired September 1, 2026.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$266,000	$271,500	$268,750
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$267,000	$273,500	$270,250
Depreciation and amortization	325,500	339,000	332,250
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$580,000	$601,000	$590,500
Right-of-use asset amortization	–	500	250
Non-cash lease expense	2,750	4,000	3,375
Pension settlement charge	4,000	4,500	4,250
Loss on extinguishment of debt	2,000	3,000	2,500
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	13,000	14,500	13,750
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	8,500	10,250	9,375
Adjusted FFO available to common stockholders and unit holders	$606,750	$636,250	$621,500

Net income available to common stockholders per diluted share (2)	$3.90	$3.95	$3.93
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.90	$9.26	$9.08

Estimated weighted average shares outstanding - diluted (in millions) (2)	70.7	70.7	70.7
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	71.1	71.1	71.1

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando. Amounts are calculated based on unrounded numbers.
(2)	Includes the impact of approximately 5.9 million shares issued August 12, 2026. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$266,000	$271,500	$268,750
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$276,000	$279,500	$277,750

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	70.7	70.7	70.7

Diluted income per share available to common stockholders	$3.90	$3.95	$3.93

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$606,750	$636,250	$621,500
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$632,750	$658,250	$645,500

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	71.1	71.1	71.1

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.90	$9.26	$9.08

(1)	Includes the impact of approximately 5.9 million shares issued August 12, 2026. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.